UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2011

STRYKER CORPORATION

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-9165 (Commission File Number)	38-1239739 (IRS Employer Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan (Address of principal executive offices)		49002 (Zip Code)

Registrant's telephone number, including area code: 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Stryker Corporation (the Company) issued a press release on October 19, 2011 announcing its third quarter 2011 operating results.  A copy of this press release is attached hereto as Exhibit 99.1.

The Company supplements the reporting of its financial information determined under United States generally accepted accounting principles (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency, adjusted net earnings and adjusted diluted net earnings per share. We believe that these non-GAAP measures provide meaningful information to assist stockholders in understanding our financial results and assessing our prospects for future performance. Management believes percentage sales growth in constant currency, adjusted net earnings and adjusted net earnings per diluted share are important indicators of our operations because they exclude items that may not be indicative of or are unrelated to our core operating results, and provide a baseline for analyzing trends in our underlying businesses. To measure percentage sales growth in constant currency, we remove the impact of changes in foreign currency exchange rates which affect the comparability and trend of sales. Percentage sales growth in constant currency is calculated by translating current year results at prior year average foreign currency exchange rates. To measure earnings performance on a consistent and comparable basis, we exclude certain items which affect the comparability of operating results and the trend of earnings. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, net earnings and diluted net earnings per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliations to corresponding GAAP financial measures as presented in Exhibit 99.1, provide a more complete understanding of our business. The Company strongly encourages investors and stockholders to review its financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

The reconciliation of projected reported diluted net earnings per share to adjusted diluted net earnings per share for the year ended December 31, 2011 is as follows:

Projected results:	Range
Reported diluted net earnings per share	$3.35	to	$3.41
Acquisition and integration-related charges (a)	$0.35	to	$0.33
Adjusted diluted net earnings per share	$3.70	to	$3.74

(a)	The Company completed the acquisitions of the Neurovascular division of Boston Scientific Corporation,
Orthovita, Inc. and Memometal Technologies on January 3, 2011, June 27, 2011 and July 6, 2011,
respectively. Accordingly, the Company will incur certain acquisition and integration related charges during 2011.

The reconciliation of reported diluted net earnings per share to adjusted diluted net earnings per share for the quarters ended September 30, 2011 and 2010 is included in the press release attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Press release dated October 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION

(Registrant)

October 19, 2011                                                        /s/ CURT R. HARTMAN

Date                                                                            Curt R. Hartman

Vice President and Chief Financial Officer